Deferred Compensation and Life Insurance	12 Months Ended
Dec. 31, 2011
Deferred Compensation and Life Insurance [Abstract]
Deferred Compensation and Life Insurance
Note 13. Deferred Compensation and Life Insurance

Deferred compensation plans have been adopted for certain executive officers and members of the Board of Directors for future compensation upon retirement. Under plan provisions aggregate annual payments ranging from $2,662 to $37,200 are payable for ten years certain, generally beginning at age 65. Reduced benefits apply in cases of early retirement or death prior to the benefit date, as defined. Liability accrued for compensation deferred under the plan amounts to $487,964 and $506,160 at December 31, 2011 and 2010 respectively. Expense charged against income was $39,464, $41,343 and $43,489 in 2011, 2010, and 2009, respectively. Charges to income are based on changes in present value of future cash payments, discounted at 8%.